AXP(R)
     Progressive
         Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Progressive Fund seeks to provide shareholders with long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

CONTENTS

From the Chairman                                        2

Economic and Market Update                               3

Fund Snapshot                                            5

Questions & Answers with Portfolio Management            6

The Fund's Long-term Performance                        10

Investments in Securities                               11

Financial Statements                                    15

Notes to Financial Statements                           18

Independent Auditors' Report                            27

Board Members and Officers                              28

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2 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, I still believe the economy will ultimately dictate the direction for stocks. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

What is needed to support the stock market? In a word, earnings. The economic downturn of 2001 was confined largely to the business sector. Faced with eroding margins, businesses were forced to liquidate inventories, cut investment spending and reduce staff. Fortunately, these measures appear to be subsiding. Through it all, low inflation and interest rates continued to spur consumer spending.

Today stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in the coming year.

It's also important to note that a bear market in corporate bonds has developed alongside the one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities

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3 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Economic and Market Update

have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

Nevertheless, opportunities do exist in corporate and high-yield bonds because of the bear market we have seen in recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. After all, safety comes with its own price -- the forfeiture of growth and earning potential. And bond investors usually lose when interest rates rise or inflation becomes more of a factor. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Fund Snapshot
         AS OF SEPT. 30, 2002

PORTFOLIO MANAGER

Portfolio manager                                    Mario Gabelli, CFA
                                       Gabelli Asset Management Company
Tenure/since                                                    4/10/02
Years in industry                                                    35

FUND OBJECTIVE

Seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 1/1/69         B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INPRX          B: IPRBX          C: --            Y: --

Total net assets                                         $129.5 million

Number of holdings                                    approximately 190

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
  X                     LARGE
  X                     MEDIUM  SIZE
  X                     SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets

(pie chart)

Common stocks 98.1%

Cash equivalents 1.7%

Bond 0.2%

TOP FIVE SECTORS

Percentage of portfolio assets

Media                                                              17.3%
Energy                                                              6.4
Food                                                                6.3
Automotive & related                                                6.1
Banks and savings & loans                                           6.0

TOP TEN HOLDINGS

Percentage of portfolio assets

Deere & Co                                                          2.4%
Tribune                                                             2.1
Liberty Media Cl A                                                  1.9
TRW                                                                 1.8
Verizon Communications                                              1.6
ChevronTexaco                                                       1.6
Cablevision Systems NY Group Cl A                                   1.5
AOL Time Warner                                                     1.5
Exxon Mobil                                                         1.4
Archer-Daniels-Midland                                              1.4

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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5 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the 12-month period ended Sept. 30, 2002?

A: The Fund's Class A shares (excluding sales charges) returned -7.19% versus the S&P MidCap 400 Index, which returned -4.70%. The Russell MidCap Index returned -8.98%. The Lipper Mid-Cap Core Funds Index returned -8.50% and the Lipper Mid-Cap Value Funds Index returned -8.23% over the same timeframe.

    The Fund was managed by Jake Hurwitz and Kent Kelley for the first half of its fiscal year, and by Gabelli Asset Management Company since April 2002.

From Jake Hurwitz and Kent Kelley

Q: About the portfolio: What are the Fund's performance attributes for the Fund's fiscal year, both before and after the change in management?

A: After a sustained bear market, the environment for stocks improved drastically during the first half of the period. Growth stocks and economically sensitive sectors such as consumer cyclicals and technology were the strongest performers in late 2001. The Fund benefited from good stock selection in consumer cyclical issues, which posted strong performance due to expectations of continued consumer spending in a recovering economy.

    The market changed direction in January and February 2002, as concerns over the pace of economic recovery and the eventual magnitude of corporate earnings growth drove mid-cap stocks lower. Technology stocks faced steep declines, and the Fund's holdings in software companies fell as many companies failed to meet profit expectations.

(bar graph)
                             PERFORMANCE COMPARISON
                        For the year ended Sept. 30, 2002

  0%
 -2%                      (bar 2)
 -4%                      -4.70%
 -6%        (bar 1)
 -8%        -7.19%                      (bar 3)        (bar 4)       (bar 5)
-10%                                    -8.98%         -8.50%        -8.23%

(bar 1) AXP Progressive Fund Class A (excluding sales charge)

(bar 2) S&P MidCap 400 Index (unmanaged)

(bar 3) Russell MidCap(R) Index (unmanaged)

(bar 4) Lipper Mid-Cap Core Funds Index

(bar 5) Lipper Mid-Cap Value Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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6 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > Importantly, despite rising oil prices, inflation remains subdued and the Fed appears committed to continuing to nurture an economic recovery. (end callout quote)

From Gabelli Asset Management Company

Q:  What factors impacted performance from April 2002 through Sept. 30, 2002?

A: Ongoing economic uncertainty, a crisis in confidence in the integrity of corporate America and the increasing probability of military action against Iraq weighed heavily on the stock market. Near panic selling in July pushed market indices to multi-year lows. A brief rally in August gave way to another wave of selling in September, and at the close of the quarter the leading market indices were re-testing July lows.

    Positions in the portfolio, which performed well for the period, included stocks of consumer goods companies such as Energizer Holdings, Church and Dwight, and Procter & Gamble.

AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2002
                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (1/1/69)                  (3/20/95)                 (6/26/00)                  (3/20/95)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                   -7.19%      -12.53%        -8.01%      -11.69%       -8.04%       -8.04%       -7.14%       -7.14%
5 years                  -7.17%       -8.26%        -7.91%       -8.03%         N/A          N/A        -7.08%       -7.08%
10 years                 +4.49%       +3.88%          N/A          N/A          N/A          N/A          N/A          N/A
Since inception            N/A          N/A         +1.38%       +1.38%      -16.67%      -16.67%       +2.29%       +2.29%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Questions & Answers

    Telecommunications stocks, the worst performing industry sector in recent years, also rebounded with wireless operator Nextel Communications and AT&T among the top performing stocks.

    There was no particular industry theme to our laggards list. Amusement park operator Six Flags declined, as did industrial names Honeywell and Flowserve. Media stocks Young Broadcasting, Gemstar TV Guide and Paxson were among the biggest portfolio disappointments.

    We added shares of two cheap media stocks, Disney and Vivendi, and to newspaper company Pulitzer. We sold a portion of our position in Breyers Ice Cream, which is being acquired by Nestle.

Q:  What is your outlook for the months ahead?

A: Economic growth has slowed considerably from the beginning of the year, yet there are some bright spots. The economic data has been reasonably encouraging. Consumer spending has declined, but remains relatively strong. Housing permits, existing home sales and auto sales are quite healthy. Retail sales have held up well. Productivity continues to increase, albeit at a slow pace. However, based on reported second quarter Gross Domestic Product (GDP) and third quarter forecasts, the economy is growing slowly at best.

    The capital spending drought continues to drag on the economy and uncertainty regarding what will happen in Iraq may also have some impact. However, we believe one of the primary reasons for the sluggish economy is that the inventory rebuilding cycle stalled.

    We saw impressive GDP growth in the first quarter as companies began rebuilding inventories depleted during the recession and in the aftermath of Sept. 11. Then the re-stocking of shelves was put on hold as corporate managers devoted much of their time, energy and resources to making sure their companies' books were in good order. As these tasks are completed, we believe we will see the inventory rebuilding cycle resume and the economy make more meaningful progress.

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8 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Questions & Answers

    Rising oil prices are problematic. Higher energy prices are essentially a tax on virtually every business and consumer. At around $30 per barrel, oil appears to be discounting a serious disruption in supply resulting from a potential war in Iraq and a threatened strike by Mexican oil workers. It is impossible to predict what will happen in the coming months. However, should the supply lines remain open, we believe oil prices will come down from current levels and no longer pose a serious threat to global economic recovery. Importantly, despite rising oil prices, inflation remains subdued and the Fed appears committed to continuing to nurture an economic recovery.

    We could see additional rate cuts later this year if the still fragile economy shows signs of faltering.

    With sputtering economic growth, the corporate earnings picture remains cloudy. Second half 2002 earnings growth will probably fall short of our expectations. But equity valuations have already come down to reflect a more modest profit recovery than anticipated. Once the economy gains some traction, we expect to see substantial earnings growth in 2003 and a foundation for better equity returns.

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9 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Progressive Fund Class A shares (from 10/1/92 to 9/30/02) as compared to the performance of four widely cited performance indices, the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), the Russell MidCap(R) Index, the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                            IN AXP PROGRESSIVE FUND

$50,000
               (solid line) AXP Progressive Fund Class A
$37,500        (dotted line) S&P MidCap 400 Index(1)
               (small dashed line) Russell MidCap(R) Index(2)
$25,000 (large dashed line) Lipper Mid-Cap Core Funds Index(3) (dotted dash line) Lipper Mid-Cap Value Funds Index(4)
$12,500

        '92    '93   '94    '95    '96   '97    '98   '99    '00    '01   '02

(solid line) AXP Progressive Fund Class A $14,624

(dotted line) S&P MidCap 400 Index(1) $32,673

(small dashed line) Russell MidCap(R) Index(2) $26,361

(large dashed line) Lipper Mid-Cap Core Funds Index(3) $26,768

(dotted dash line) Lipper Mid-Cap Value Funds Index(4) $22,835

(1) Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) Russell MidCap(R) Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000(R) Index. These represent approximately 24% of the total market capitalization of the Russell 1000 Index.

(3) The Lipper Mid-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(4) The Lipper Mid-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

           Average Annual Total Returns
    Class A with Sales Charge as of Sept. 30, 2002

1 year                                            -12.53%
5 years                                            -8.26%
10 years                                           +3.88%
Since inception                                      N/A

Results for other share classes can be found on page 7.

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10 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Investments in Securities

AXP Progressive Fund, Inc.

Sept. 30, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (100.2%)
Issuer                                                Shares            Value(a)

Aerospace & defense (2.5%)
Curtiss-Wright                                         6,000            $358,740
Curtiss-Wright Cl B                                    3,000             176,250
General Motors Cl H                                   50,000(b)          457,500
Lockheed Martin                                        6,000             388,020
Northrop Grumman                                       6,500             806,260
Precision Castparts                                   20,000             433,600
Raytheon                                              14,000             410,200
Sequa Cl B                                             4,000(b)          230,000
Total                                                                  3,260,570

Automotive & related (6.2%)
Dana                                                  55,000             719,400
GenCorp                                               70,000             703,500
General Motors                                        12,000             466,800
Johnson Controls                                      15,000           1,152,300
Navistar Intl                                         75,000           1,626,000
PACCAR                                                 5,000             168,950
SPS Technologies                                      30,000(b)          747,900
TRW                                                   40,000           2,342,000
Volkswagen                                             4,000(c)          144,371
Total                                                                  8,071,221

Banks and savings & loans (6.1%)
Astoria Financial                                     10,000             244,000
City Natl                                              4,500             210,465
Compass Bancshares                                    18,000             533,340
Deutsche Bank                                         21,000(c)          953,820
First Virginia Banks                                  25,000             932,500
Golden State Bancorp                                  40,000           1,292,800
Greater Bay Bancorp                                    3,500              63,665
Hibernia Cl A                                         45,500             909,545
M&T Bank                                              14,000           1,103,340
Mellon Financial                                      20,000             518,600
North Fork Bancorporation                             15,000             567,600
State Street                                           6,000             231,840
Wachovia                                              10,000             326,900
Webster Financial                                      1,000              33,580
Total                                                                  7,921,995

Beverages & tobacco (4.3%)
Brown-Forman Cl A                                     10,000             681,500
Coca-Cola                                             15,000             719,400
Coors (Adolph) Cl B                                   12,500             703,750
Diageo ADR                                            18,000(c)          898,380
Fortune Brands                                         5,000             236,450
Gallaher Group ADR                                     6,000(c)          229,800
Pepsi Bottling Group                                   3,000              70,200
PepsiAmericas                                         80,000           1,136,000
Philip Morris                                          8,000             310,400
RJ Reynolds Tobacco Holdings                          14,000             564,480
Total                                                                  5,550,360

Building materials & construction (1.0%)
Masco                                                  1,000              19,550
Nortek                                                15,000(b)          649,050
Watts Inds Cl A                                       40,000             656,000
Total                                                                  1,324,600

Chemicals (4.6%)
Allied Waste Inds                                    220,000(b)        1,617,000
Chemed                                                16,000             492,320
Ecolab                                                22,000             918,060
Ferro                                                  6,000             138,600
Fuller (HB)                                           13,000             345,800
Givaudan                                                 250(c)          112,001
Great Lakes Chemical                                  45,000           1,080,900
Hercules                                              37,000(b)          340,770
Omnova Solutions                                      60,000(b)          275,400
Republic Services                                     25,000(b)          470,000
Waste Management                                       8,000             186,560
Total                                                                  5,977,411

Communications equipment & services (2.7%)
AT&T Wireless Services                               110,000(b)          453,200
Deutsche Telekom ADR                                  18,000(c)          148,860
Leap Wireless Intl                                    20,000(b)            4,600
mmO2 ADR                                              50,000(b,c)        309,500
Motorola                                              22,000             223,960
Rogers Communications Cl B                            32,000(b,c)        200,960
Verizon Communications                                77,000           2,112,880
Total                                                                  3,453,960

See accompanying notes to investments in securities.

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11 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Electronics (1.3%)
Atmel                                                 18,000(b)          $19,080
Corning                                               30,000(b)           48,000
CTS                                                   18,000              82,800
Texas Instruments                                     70,000           1,033,900
Thomas & Betts                                        33,000(b)          464,970
Total                                                                  1,648,750

Energy (6.5%)
Cabot Oil & Gas Cl A                                  29,400             632,100
ChevronTexaco                                         30,000           2,077,500
ConocoPhillips                                        34,000           1,572,160
Devon Energy                                          13,605             656,441
Exxon Mobil                                           60,000           1,914,000
FirstEnergy                                           35,000           1,046,150
Noble Energy                                          15,000             509,550
Total                                                                  8,407,901

Energy equipment & services (1.0%)
Cooper Cameron                                         1,000(b)           41,760
Halliburton                                           40,000             516,400
Noble                                                 22,000(b)          682,000
Total                                                                  1,240,160

Financial services (2.7%)
Bear Stearns Companies                                11,000             620,400
Investors Financial Services                           2,000              54,140
Merrill Lynch                                         48,000           1,581,600
St. Joe                                               10,000             276,000
T. Rowe Price Group                                   40,000             998,400
Total                                                                  3,530,540

Food (6.5%)
Archer-Daniels-Midland                               150,000           1,876,500
Corn Products Intl                                    55,000           1,581,250
Flowers Foods                                         10,000(b)          227,300
General Mills                                         34,000           1,510,280
Heinz (HJ)                                            10,000             333,700
Hershey Foods                                          8,000             496,400
Kellogg                                               22,000             731,500
Ralcorp Holdings                                      12,000(b)          255,240
Sensient Technologies                                 25,000             528,250
Wrigley (Wm) Jr                                       17,000             841,330
Total                                                                  8,381,750

Furniture & appliances (--%)
Aaron Rents Cl A                                       2,000              47,700

Health care (2.2%)
Bristol-Myers Squibb                                  18,000             428,400
IVAX                                                  60,000(b)          736,200
Merck & Co                                            18,000             822,780
Pfizer                                                30,000             870,600
Total                                                                  2,857,980

Household products (3.1%)
Church & Dwight                                       25,000             828,750
Energizer Holdings                                     6,000(b)          182,400
Gillette                                              45,000           1,332,000
Procter & Gamble                                      19,000           1,698,220
Total                                                                  4,041,370

Industrial equipment & services (5.2%)
AMETEK                                                10,500             305,760
Clarcor                                               13,000             399,100
Cooper Inds Cl A                                      28,000             849,800
Deere & Co                                            70,000           3,181,500
Donaldson                                             17,000             583,610
Flowserve                                             25,000(b)          250,000
Modine Mfg                                            45,000             855,900
Thermo Electron                                       15,000(b)          241,950
Total                                                                  6,667,620

Insurance (1.5%)
Alleghany                                              3,500             663,250
Fidelity Natl Financial                               18,000             517,140
Liberty                                                3,000             107,400
St. Paul Companies                                    25,000             718,000
Total                                                                  2,005,790

Leisure time & entertainment (5.1%)
AOL Time Warner                                      170,000(b)        1,989,000
Gaylord Entertainment                                 35,000(b)          662,200
Hilton Group                                         200,000(c)          503,232
Mattel                                                35,000             630,350
Metro-Goldwyn-Mayer                                  130,000(b)        1,553,500
Six Flags                                             60,000(b)          211,200
Viacom Cl A                                           25,000(b)        1,013,750
Total                                                                  6,563,232

Media (17.7%)
Belo Cl A                                             14,000             306,320
Cablevision Systems NY Group Cl A                    225,000(b)        2,038,500
Cox Radio Cl A                                        30,000(b)          784,800
Disney (Walt)                                        115,000           1,741,100
Emmis Communications Cl A                             30,000(b)          570,000
Fox Entertainment Group Cl A                          40,000(b)          881,200

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Media (cont.)
Grupo Televisa ADR                                    28,000(b,c)       $713,720
Interpublic Group of Companies                        18,000             285,300
Knight-Ridder                                         25,000           1,410,250
Liberty Media Cl A                                   350,000(b)        2,513,000
McClatchy Cl A                                        24,000           1,462,800
McGraw-Hill Companies                                 10,000             612,200
Media General Cl A                                    36,000           1,830,600
New York Times Cl A                                   12,000             545,400
News Corp ADR                                         45,000(c)          747,000
Paxson Communications Cl A                            20,000(b)           44,000
PRIMEDIA                                              49,000(b)           68,110
Pulitzer                                              22,000             916,300
Reader's Digest Assn Cl B                              6,800             125,936
Scripps (EW) Cl A                                     25,000           1,732,500
Sony ADR                                              20,000(c)          822,000
Tribune                                               65,000           2,717,650
Total                                                                 22,868,686

Metals (1.3%)
AK Steel Holdings                                     40,000(b)          292,400
Barrick Gold                                          40,000(c)          622,000
Newmont Mining                                        30,000             825,300
Total                                                                  1,739,700

Miscellaneous (0.3%)
Rollins                                               18,000             349,200

Multi-industry conglomerates (5.2%)
Crane                                                 47,000             928,720
Eastman Kodak                                         14,000             381,360
Grainger (WW)                                          5,000             212,750
Honeywell Intl                                        58,000           1,256,280
ITT Inds                                              18,000           1,121,940
Manpower                                              10,000             293,400
Pentair                                               15,000             557,550
Tyco Intl                                             43,000(c)          606,300
Vivendi Universal ADR                                125,000(c)        1,423,750
Total                                                                  6,782,050

Paper & packaging (0.4%)
Boise Cascade                                          8,000             182,400
Greif Bros Cl A                                       15,000             367,500
Total                                                                    549,900

Real estate investment trust (0.2%)
Starwood Hotels & Resorts Worldwide                   11,000             245,300

Retail (1.4%)
Albertson's                                           19,000             459,040
AutoNation                                            35,000(b)          403,200
Neiman Marcus Group Cl A                              15,000(b)          393,750
Staples                                               43,000(b)          549,970
Total                                                                  1,805,960

Transportation (1.4%)
Burlington Northern Santa Fe                          15,000             358,800
GATX                                                  45,000             891,000
Norfolk Southern                                      27,000             545,130
Total                                                                  1,794,930

Utilities -- electric (3.9%)
Calpine                                               22,000(b)           54,340
DQE                                                   30,000             450,000
Duke Energy                                            5,000              97,750
El Paso Electric                                      65,000(b)          772,200
Energy East                                           25,000             495,250
Entergy                                               12,000             499,200
Mirant                                                70,000(b)          154,700
Northeast Utilities                                   90,000           1,521,000
Xcel Energy                                          105,000             977,550
Total                                                                  5,021,990

Utilities -- gas (0.8%)
El Paso                                               25,000             206,750
Kinder Morgan                                         11,000             389,950
Southwest Gas                                         22,000             489,500
Total                                                                  1,086,200

Utilities -- telephone (5.0%)
ALLTEL                                                 2,000              80,260
AT&T                                                 150,000           1,801,500
BellSouth                                             35,000             642,600
BroadWing                                             70,000(b)          138,600
BT Group ADR                                           7,000(b,c)        180,880
CenturyTel                                            30,000             672,900
Citizens Communications                               75,000(b)          508,500
Qwest Communications Intl                            230,000(b)          524,400
Sprint (FON Group)                                    55,000             501,600
Sprint (PCS Group)                                    30,000(b)           58,800
Telecom Italia                                       180,000(c)          700,902
Telephone & Data Systems                              13,000             655,850
Total                                                                  6,466,792

Total common stocks
(Cost: $164,228,815)                                                $129,663,618

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Bond (0.2%)
Issuer                        Coupon               Principal            Value(a)
                                rate                  amount
Corning
     Cv
         03-01-08              4.88%                $500,000            $248,750

Total bond
(Cost: $394,283)                                                        $248,750

Short-term security (1.8%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity
Commercial paper
General Electric Capital
         10-01-02              1.97%              $2,300,000          $2,299,874

Total short-term security
(Cost: $2,299,999)                                                    $2,299,874

Total investments in securities
(Cost: $166,923,097)(d)                                             $132,212,242

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2002, the value of foreign securities represented 7.2% of net assets.

(d) At Sept. 30, 2002, the cost of securities for federal income tax purposes was $169,853,062 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $  2,699,086
     Unrealized depreciation                                        (40,339,906)
                                                                    -----------
     Net unrealized depreciation                                   $(37,640,820)
                                                                   ------------

--------------------------------------------------------------------------------
14 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Progressive Fund, Inc.

Sept. 30, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $166,923,097)                                                                      $132,212,242
Cash in bank on demand deposit                                                                               17,929
Dividends and accrued interest receivable                                                                   161,630
                                                                                                            -------
Total assets                                                                                            132,391,801
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                          450
Payable for investment securities purchased                                                                 161,540
Payable upon return of securities loaned (Note 5)                                                         2,650,000
Accrued investment management services fee                                                                    6,912
Accrued distribution fee                                                                                      3,838
Accrued transfer agency fee                                                                                   2,610
Accrued administrative services fee                                                                             648
Other accrued expenses                                                                                      111,139
                                                                                                            -------
Total liabilities                                                                                         2,937,137
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $129,454,664
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    280,101
Additional paid-in capital                                                                              204,864,732
Accumulated net realized gain (loss) (Note 7)                                                           (40,979,368)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (34,710,801)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                               $129,454,664
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $111,256,025
                                                            Class B                                    $ 18,117,229
                                                            Class C                                    $     79,922
                                                            Class Y                                    $      1,488
Net asset value per share of outstanding capital stock:     Class A shares         23,949,436          $       4.65
                                                            Class B shares          4,042,443          $       4.48
                                                            Class C shares             17,927          $       4.46
                                                            Class Y shares                318          $       4.68
                                                                                          ---          ------------
*Including securities on loan, at value (Note 5)                                                       $  2,177,340
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP Progressive Fund, Inc.

Year ended Sept. 30, 2002
Investment income
Income:
Dividends                                                                                               $ 2,036,311
Interest                                                                                                    180,766
   Less foreign taxes withheld                                                                              (18,488)
                                                                                                            -------
Total income                                                                                              2,198,589
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          921,496
Distribution fee
   Class A                                                                                                  382,527
   Class B                                                                                                  270,327
   Class C                                                                                                    1,073
Transfer agency fee                                                                                         356,042
Incremental transfer agency fee
   Class A                                                                                                   32,966
   Class B                                                                                                   13,287
   Class C                                                                                                       67
Service fee -- Class Y                                                                                            2
Administrative services fees and expenses                                                                   108,187
Compensation of board members                                                                                11,905
Custodian fees                                                                                               38,058
Printing and postage                                                                                         40,414
Registration fees                                                                                            27,077
Audit fees                                                                                                   26,250
Other                                                                                                         4,297
                                                                                                              -----
Total expenses                                                                                            2,233,975
   Earnings credits on cash balances (Note 2)                                                                (2,015)
                                                                                                             ------
Total net expenses                                                                                        2,231,960
                                                                                                          ---------
Investment income (loss) -- net                                                                             (33,371)
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (16,060,582)
   Foreign currency transactions                                                                                100
                                                                                                                ---
Net realized gain (loss) on investments                                                                 (16,060,482)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    10,154,491
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    (5,905,991)
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ (5,939,362)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Progressive Fund, Inc.

Year ended Sept. 30,                                                                     2002                  2001
Operations and distributions
Investment income (loss) -- net                                                    $    (33,371)        $    (298,407)
Net realized gain (loss) on investments                                             (16,060,482)          (24,201,139)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                10,154,491           (68,440,172)
                                                                                     ----------           -----------
Net increase (decrease) in net assets resulting from operations                      (5,939,362)          (92,939,718)
                                                                                     ----------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                                 --              (811,821)
     Class C                                                                                 --                  (252)
   Net realized gain
     Class A                                                                                 --           (28,599,427)
     Class B                                                                                 --            (5,341,090)
     Class C                                                                                 --                (6,728)
     Class Y                                                                                 --                  (257)
                                                                                        -------                  ----
Total distributions                                                                          --           (34,759,575)
                                                                                        -------           -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                           10,866,366            10,616,726
   Class B shares                                                                     1,769,099             3,600,258
   Class C shares                                                                        25,611               137,070
Reinvestment of distributions at net asset value
   Class A shares                                                                            --            28,379,748
   Class B shares                                                                            --             5,231,958
   Class C shares                                                                            --                 6,981
   Class Y shares                                                                            --                   257
Payments for redemptions
   Class A shares                                                                   (47,916,035)          (54,517,429)
   Class B shares (Note 2)                                                          (10,100,257)          (12,800,242)
   Class C shares (Note 2)                                                              (55,005)              (12,271)
                                                                                        -------               -------
Increase (decrease) in net assets from capital share transactions                   (45,410,221)          (19,356,944)
                                                                                    -----------           -----------
Total increase (decrease) in net assets                                             (51,349,583)         (147,056,237)
Net assets at beginning of year                                                     180,804,247           327,860,484
                                                                                    -----------           -----------
Net assets at end of year                                                          $129,454,664         $ 180,804,247
                                                                                   ============         =============
Undistributed net investment income                                                $         --         $       3,312
                                                                                   ------------         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Progressive Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers.

As of March 8, 2002, the Fund is closed to new investors. Existing shareholders may continue to own shares and make investments.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
18 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
19 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $30,059 and accumulated net realized loss has been decreased by $47,796 resulting in a net reclassification adjustment to decrease paid-in capital by $77,855.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                         2002                      2001
Class A
Distributions paid from:
     Ordinary income                          $--               $   811,821
     Long-term capital gain                    --                28,599,427

Class B
Distributions paid from:
     Ordinary income                           --                        --
     Long-term capital gain                    --                 5,341,090

Class C
Distributions paid from:
     Ordinary income                           --                       252
     Long-term capital gain                    --                     6,728

Class Y
Distributions paid from:
     Ordinary income                           --                        --
     Long-term capital gain                    --                       257

As of Sept. 30, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $         --
Accumulated gain (loss)                                       $(38,049,404)
Unrealized appreciation (depreciation)                        $(37,640,765)

--------------------------------------------------------------------------------
20 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Value Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $231,479 for the year ended Sept. 30, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Effective April 10, 2002, AEFC entered into a Subadvisory Agreement with GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
21 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $63,523 for Class A, $24,326 for Class B and $161 for Class C for the year ended Sept. 30, 2002.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2003. Under this agreement, total expenses will not exceed 1.20% for Class A, 1.97% for Class B, 1.98% for Class C and 1.00% for Class Y of the Fund's average daily net assets. For the year ended Sept. 30, 2002, the waiver was not invoked since the Fund's expenses were below the cap amount.

During the year ended Sept. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $2,015 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $194,841,976 and $228,635,145, respectively, for the year ended Sept. 30, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $6,246 for the year ended Sept. 30, 2002.

Brokerage commissions paid to brokers affiliated with the subadviser were $44,450 for the year ended Sept. 30, 2002.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Sept. 30, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                         2,065,096           323,167           4,701              --
Issued for reinvested distributions                 --                --              --              --
Redeemed                                    (8,723,871)       (1,905,625)        (10,038)             --
                                            ----------        ----------         -------           -----
Net increase (decrease)                     (6,658,775)       (1,582,458)         (5,337)             --
                                            ----------        ----------         -------           -----

                                                               Year ended Sept. 30, 2001
                                              Class A           Class B          Class C           Class Y
Sold                                         1,632,094           573,437          21,302              --
Issued for reinvested distributions          4,441,275           837,113           1,122              40
Redeemed                                    (8,257,563)       (1,983,568)         (2,157)             --
                                            ----------        ----------         -------           -----
Net increase (decrease)                     (2,184,194)         (573,018)         20,267              40
                                            ----------        ----------         -------           -----

--------------------------------------------------------------------------------
22 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2002, securities valued at $2,177,340 were on loan to brokers. For collateral, the Fund received $2,650,000 in cash. Income from securities lending amounted to $4,213 for the year ended Sept. 30, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBORplus 0.50%, the IBORplus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Sept. 30, 2002.

7. CAPITAL LOSS CARRY-OVER

For federal income purposes, the Fund has a capital loss carry-over of $38,049,404 as of Sept. 30, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                               $5.01       $ 8.44       $7.21        $ 7.93      $10.17
Income from investment operations:
Net investment income (loss)                                         .01           --         .04           .05         .05
Net gains (losses) (both realized and unrealized)                   (.37)       (2.48)       1.25           .65       (1.43)
Total from investment operations                                    (.36)       (2.48)       1.29           .70       (1.38)
Less distributions:
Dividends from net investment income                                  --         (.02)       (.06)         (.05)       (.08)
Distributions from realized gains                                     --         (.93)         --         (1.37)       (.78)
Total distributions                                                   --         (.95)       (.06)        (1.42)       (.86)
Net asset value, end of period                                     $4.65       $ 5.01       $8.44        $ 7.21      $ 7.93

Ratios/supplemental data
Net assets, end of period (in millions)                             $111         $153        $277          $394        $445
Ratio of expenses to average daily net assets(c)                   1.12%        1.08%       1.06%          .99%       1.02%
Ratio of net investment income (loss)
to average daily net assets                                         .10%         .01%        .45%          .65%        .57%
Portfolio turnover rate (excluding short-term securities)           116%          73%        121%           93%        116%
Total return(e)                                                   (7.19%)     (31.80%)     18.10%         8.20%     (14.77%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                               $4.87       $ 8.26       $7.06        $ 7.80      $10.03
Income from investment operations:
Net investment income (loss)                                        (.04)        (.03)       (.02)         (.01)         --
Net gains (losses) (both realized and unrealized)                   (.35)       (2.43)       1.22           .64       (1.42)
Total from investment operations                                    (.39)       (2.46)       1.20           .63       (1.42)
Less distributions:
Dividends from net investment income                                  --           --          --            --        (.03)
Distributions from realized gains                                     --         (.93)         --         (1.37)       (.78)
Total distributions                                                   --         (.93)         --         (1.37)       (.81)
Net asset value, end of period                                     $4.48       $ 4.87       $8.26        $ 7.06      $ 7.80

Ratios/supplemental data
Net assets, end of period (in millions)                              $18          $27         $51           $83         $84
Ratio of expenses to average daily net assets(c)                   1.90%        1.86%       1.83%         1.76%       1.78%
Ratio of net investment income (loss)
to average daily net assets                                        (.68%)       (.79%)      (.31%)        (.12%)      (.21%)
Portfolio turnover rate (excluding short-term securities)           116%          73%        121%           93%        116%
Total return(e)                                                   (8.01%)     (32.31%)     17.00%         7.49%      15.42%

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001        2000(b)
Net asset value, beginning of period                               $4.85       $ 8.26       $7.78
Income from investment operations:
Net investment income (loss)                                        (.04)        (.02)       (.06)
Net gains (losses) (both realized and unrealized)                   (.35)       (2.43)        .54
Total from investment operations                                    (.39)       (2.45)        .48
Less distributions:
Dividends from net investment income                                  --        (.03)          --
Distributions from realized gains                                     --        (.93)          --
Total distributions                                                   --        (.96)          --
Net asset value, end of period                                     $4.46       $ 4.85       $8.26

Ratios/supplemental data
Net assets, end of period (in millions)                              $--          $--         $--
Ratio of expenses to average daily net assets(c)                   1.92%        1.86%       1.83%(d)
Ratio of net investment income (loss)
to average daily net assets                                        (.69%)       (.76%)      (.85%)(d)
Portfolio turnover rate (excluding short-term securities)           116%          73%        121%
Total return(e)                                                   (8.04%)     (32.22%)      6.17%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                               $5.04       $ 8.45       $7.22        $ 7.94      $10.18
Income from investment operations:
Net investment income (loss)                                         .01          .01         .06           .06         .06
Net gains (losses) (both realized and unrealized)                   (.37)       (2.49)       1.25           .64       (1.43)
Total from investment operations                                    (.36)       (2.48)       1.31           .70       (1.37)
Less distributions:
Dividends from net investment income                                  --           --        (.08)         (.05)       (.09)
Distributions from realized gains                                     --         (.93)         --         (1.37)       (.78)
Total distributions                                                   --         (.93)       (.08)        (1.42)       (.87)
Net asset value, end of period                                     $4.68       $ 5.04       $8.45        $ 7.22      $ 7.94

Ratios/supplemental data
Net assets, end of period (in millions)                              $--          $--         $--           $10          $8
Ratio of expenses to average daily net assets(c)                    .92%         .95%        .85%          .89%        .95%
Ratio of net investment income (loss)
to average daily net assets                                         .28%         .14%        .73%          .75%        .62%
Portfolio turnover rate (excluding short-term securities)           116%          73%        121%           93%        116%
Total return(e)                                                   (7.14%)     (31.75%)     18.28%         8.32%     (14.70%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
26 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP PROGRESSIVE FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Progressive Fund, Inc. as of September 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2002, and the financial highlights for each of the years in the five-year period ended September 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Progressive Fund, Inc. as of September 30, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 1, 2002

--------------------------------------------------------------------------------
27 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 79 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age        Position held      Principal            Other directorships
                          with Fund and      occupation during
                          length of service  past five years

------------------------- ------------------ -------------------- ---------------------
Arne H. Carlson           Board member       Chair, Board
901 S. Marquette Ave.     since 1999         Services
Minneapolis, MN 55402                        Corporation
Born in 1934                                 (provides
                                             administrative
                                             services to
                                             boards). Former
                                             Governor of
                                             Minnesota
------------------------- ------------------ -------------------- ---------------------
Philip J. Carroll, Jr.    Board member       Retired Chairman     Boise Cascade
901 S. Marquette Ave.     since 2002         and CEO, Fluor       Corporation (forest
Minneapolis, MN 55402                        Corporation          products), Scottish
Born in 1937                                 (engineering and     Power PLC, Vulcan
                                             construction)        Materials Company,
                                             since 1998. Former   Inc.
                                             President and CEO,   (construction
                                             Shell Oil Company    materials/chemicals)
------------------------- ------------------ -------------------- ---------------------
Livio D. DeSimone         Board member       Retired Chair of     Cargill,
30 Seventh Street East    since 2001         the Board and        Incorporated
Suite 3050                                   Chief Executive      (commodity
St. Paul, MN 55101-4901                      Officer, Minnesota   merchants and
Born in 1936                                 Mining and           processors), Target
                                             Manufacturing (3M)   Corporation
                                                                  (department
                                                                  stores), General
                                                                  Mills, Inc.
                                                                  (consumer foods),
                                                                  Vulcan Materials
                                                                  Company
                                                                  (construction
                                                                  materials/
                                                                  chemicals),
                                                                  Milliken & Company
                                                                  (textiles and
                                                                  chemicals), and
                                                                  Nexia
                                                                  Biotechnologies,
                                                                  Inc.
------------------------- ------------------ -------------------- ---------------------
Ira D. Hall               Board member       Private investor;    Imagistics
183 Long Close Road       since 2001         formerly with        International, Inc.
Stamford, CT 06902                           Texaco Inc.,         (office equipment),
Born in 1944                                 Treasurer,           Reynolds & Reynolds
                                             1999-2001 and        Company
                                             General Manager,     (information
                                             Alliance             services), TECO
                                             Management           Energy, Inc.
                                             Operations,          (energy holding
                                             1998-1999. Prior     company), The
                                             to that, Director,   Williams Companies,
                                             International        Inc. (energy
                                             Operations IBM       distribution
                                             Corp.                company)
------------------------- ------------------ -------------------- ---------------------
Heinz F. Hutter           Board member       Retired President
P.O. Box 2187             since 1994         and Chief
Minneapolis, MN 55402                        Operating Officer,
Born in 1929                                 Cargill,
                                             Incorporated
                                             (commodity
                                             merchants and
                                             processors)
------------------------- ------------------ -------------------- ---------------------
Anne P. Jones             Board member       Attorney and         Motorola, Inc.
5716 Bent Branch Rd.      since 1985         Consultant           (electronics)
Bethesda, MD 20816
Born in 1935
------------------------- ------------------ -------------------- ---------------------
Stephen R. Lewis, Jr.*    Board member       Retired President
901 S. Marquette Ave.     since 2002         and Professor of
Minneapolis, MN 55402                        Economics,
Born in 1939                                 Carleton College
------------------------- ------------------ -------------------- ---------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a securityholder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
28 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT


Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Alan G. Quasha            Board member       President,           Compagnie
720 Fifth Avenue          since 2002         Quadrant             Financiere
New York, NY 10019                           Management, Inc.     Richemont AG
Born in 1949                                 (management of       (luxury goods)
                                             private equities)
------------------------- ------------------ -------------------- ---------------------
Alan K. Simpson           Board member       Former three-term    Biogen, Inc.
1201 Sunshine Ave.        since 1997         United States        (biopharmaceuticals)
Cody, WY 82414                               Senator for Wyoming
Born in 1931
------------------------- ------------------ -------------------- ---------------------
Alison Taunton-Rigby      Board member       President,           Synaptic
8 Farrar Road             since 2002         Forester Biotech     Pharmaceuticals
Lincoln, MA 01773                            since 2000. Former   Corporation
Born in 1944                                 President and CEO,
                                             Aquila
                                             Biopharmaceuticals,
                                             Inc.
------------------------- ------------------ -------------------- ---------------------

Board Members Affiliated with AEFC**

Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Barbara H. Fraser         Board member       Executive Vice
1546 AXP Financial        since 2002         President - AEFA
Center                                       Products and
Minneapolis, MN 55474                        Corporate
Born in 1949                                 Marketing of AEFC
                                             since 2002.
                                             President -
                                             Travelers Check
                                             Group, American
                                             Express Company,
                                             2001-2002.
                                             Management
                                             Consultant,
                                             Reuters,
                                             2000-2001.
                                             Managing Director
                                             - International
                                             Investments,
                                             Citibank Global,
                                             1999-2000.
                                             Chairman and CEO,
                                             Citicorp
                                             Investment
                                             Services and
                                             Citigroup
                                             Insurance Group,
                                             U.S., 1998-1999.
                                             Head of Marketing
                                             and Strategic
                                             Planning -
                                             Investment
                                             Products and
                                             Distribution,
                                             Citibank Global,
                                             1995-1998
------------------------- ------------------ -------------------- ---------------------
Stephen W. Roszell        Board member       Senior Vice
50238 AXP Financial       since 2002; Vice   President -
Center                    President since    Institutional
Minneapolis, MN 55474     2002               Group of AEFC
Born in 1949
------------------------- ------------------ -------------------- ---------------------
William F. Truscott       Board member       Senior Vice
53600 AXP Financial       since 2001, Vice   President - Chief
Center                    President since    Investment Officer
Minneapolis, MN 55474     2002               of AEFC since
Born in 1960                                 2001. Former Chief
                                             Investment Officer
                                             and Managing
                                             Director, Zurich
                                             Scudder Investments
------------------------- ------------------ -------------------- ---------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
29 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Jeffrey P. Fox            Treasurer since    Vice President -
50005 AXP Financial       2002               Investment
Center                                       Accounting, AEFC,
Minneapolis, MN 55474                        since 2002; Vice
Born in 1955                                  President -
                                             Finance, American
                                             Express Company,
                                             2000-2002; Vice
                                             President -
                                             Corporate
                                             Controller, AEFC,
                                             1996-2000
------------------------- ------------------ -------------------- ---------------------
Paula R. Meyer            President since    Senior Vice
596 AXP Financial Center  2002               President and
Minneapolis, MN 55474                        General Manager -
Born in 1954                                 Mutual Funds,
                                             AEFC, since 2002;
                                             Vice President and
                                             Managing Director -
                                             American Express
                                             Funds, AEFC,
                                             2000-2002; Vice
                                             President, AEFC,
                                             1998-2000;
                                             President - Piper
                                             Capital
                                             Management 1997-1998
------------------------- ------------------ -------------------- ---------------------
Leslie L. Ogg             Vice President,    President of Board
901 S. Marquette Ave.     General Counsel,   Services
Minneapolis, MN 55402     and Secretary      Corporation
Born in 1938              since 1978
------------------------- ------------------ -------------------- ---------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
30 -- AXP PROGRESSIVE FUND -- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds

AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New DimensionsFund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds

AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds

AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds

AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds

AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds

AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds

AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP International Equity Index Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

  * Closed to new investors.

 ** An investment in the Fund is not insured or guaranteed by the Federal
    Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                         (11/02)

AXP Progressive Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com


--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6449 W (11/02)